[The American Funds Group(r)]

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

OUR FIRST FIVE YEARS:
RESEARCH ADDING VALUE


1999 ANNUAL REPORT
FOR THE YEAR ENDED JULY 31

[cover illustration:  abstract depicting various business settings]

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

American High-Income Municipal Bond Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ABOUT OUR COVER: American High-Income Municipal Bond Fund's investment professionals rely on intensive research to uncover bonds that offer a high current yield and the opportunity for capital appreciation.

RESULTS OF A $10,000 INVESTMENT IN AMERICAN HIGH-INCOME MUNICIPAL BOND FUND (For the period September 26, 1994, to July 31, 1999, for the fiscal quarters over the fund's lifetime)
[begin mountain chart]

              The fund at net      The fund at      Lehman           Lipper
              asset value          maximum          Brothers         High-Yield
              (without any         offering         Municipal        Municipal
              sales charge)        price (with      Bond Index       Debt Fund
                                   4.75% sales      /1/              Average /3/
                                   charge
                                   deducted)/2/

9/26/94       $10,000              $9,525           $10,000          $10,000

10/31/94      9,886                9,418            9,822            9,864

1/31/95       10,287               9,800            10,139           10,121

4/30/95       10,760               10,251           10,566           10,515

7/31/95       11,162               10,634           10,910           10,799

10/31/95      11,534               10,988           11,280           11,121

1/31/96       11,904               11,340           11,665           11,509

4/30/96       11,692               11,139           11,406           11,248

7/31/96       12,108               11,535           11,630           11,462

10/31/96      12,452               11,863           11,923           11,769

1/31/97       12,687               12,086           12,113           11,964

4/30/97       12,863               12,254           12,162           12,067

7/31/97       13,484               12,845           12,822           12,668

10/31/97      13,714               13,065           12,936           12,862

01/31/98      14,123               13,455           13,338           13,278

04/30/98      14,181               13,510           13,293           13,276

07/31/98      14,435               13,751           13,591           13,527

10/31/98      14,645               13,952           13,973           13,772

1/31/99       14,758               14,059           14,224           13,944

4/30/99       14,827               14,125           14,217           13,970

7/31/99       14,669               13,975           13,982           13,748


[end chart]
$14,669 The fund at net asset value (without any sales charge)
$13,982/1/ Lehman Brothers Municipal Bond Index
$13,975/2/ The fund at maximum offering price (with 4.75% sales charge deducted)
$13,748/3/ Lipper High-Yield Municipal Debt Fund Average

/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/Results reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.
/3/Calculated by Lipper, Inc. The average does not reflect sales charges.


PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for periods ended June 30, 1999 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - Since inception on September 26, 1994: +39.59%, or +7.26% a year; 12 months: -2.93%. Sales charges are lower for accounts of $25,000 or more.

The fund's 30-day yield as of August 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 4.77%. The fund's distribution rate as of that date was 5.01%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.



FELLOW SHAREHOLDERS:

FIVE YEARS OF STEADY GROWTH AND TAX-FREE INCOME.

American High-Income Municipal Bond Fund passes a significant milestone this month - its fifth anniversary. During those five years the fund has grown steadily and provided shareholders with a healthy stream of tax-free income.

Shareholders who reinvested their distributions, as most do, have earned an average annual compound return of 8.2% over the nearly five-year period, outpacing the 6.8% average return of high-yield municipal bond funds, according to Lipper, Inc. High-grade municipal bonds, as tracked by the unmanaged Lehman Brothers Municipal Bond Index, have had an average annual compound return of 7.2%.

During the 12 months ended July 31, however, rising interest rates hurt the high-yield municipal bond market. American High-Income Municipal Bond Fund shareholders who reinvested their distributions saw the value of their holdings increase just 1.6%. That was slightly below the similarly small 1.9% increase of the Lipper average and the Lehman Brothers index, which rose 2.9% during the year.

Shareholders received monthly tax-free dividends totaling 81.5 cents a share as well as a 7.9 cents a share capital gain distribution in December. Those who reinvested their distributions earned a tax-free income return of 5.2%, equivalent to an 8.6% taxable income return for those in the 39.6% federal tax bracket. Shareholders who took distributions in cash had an income return of 5.1%, equivalent to a taxable income return of 8.4%, and saw the value of their holdings decline 3.4%. The fund expects to pay a capital gain distribution of about 3 cents a share this December.


THE BOND MARKET SLIPS

The fund's 1999 fiscal year began just nine days after a major Philadelphia-area hospital chain, Allegheny Health, Education and Research Foundation - a sizable issuer of municipal bonds - declared bankruptcy, sending a chill through the high-yield municipal bond market. Less than a month later, the Russian government defaulted on debts and devalued the ruble. Most bond markets around the world, even those not related to international lending, suffered as investors demanded higher returns to offset a perceived increase in risk.

As the fiscal year progressed, concerns over the problems in Russia and Asia subsided and investors slowly regained confidence in many segments of the bond market and bid prices higher. The hospital and health care sectors were held back by the Allegheny bankruptcy and by changes in the federal budget that reduced Medicare payments to hospitals.

American High-Income Municipal Bond Fund did not own any bonds issued by Allegheny but it does have holdings in other hospitals and health care facilities. Although our health care holdings trailed the market this year, we believe they continue to offer shareholders good long-term value.


A VOLATILE MARKET

The troubles surrounding Allegheny serve as a reminder that the high-yield municipal bond market can be volatile and your fund's holdings can lose value. During this past fiscal year, for example, one resource recovery bond in the fund's portfolio lost almost half its value following a near-bankruptcy. The fund's investment professionals believe the situation has stabilized and that recovery is a distinct possibility.

The fund was helped during the year by rising real estate prices. Bonds issued for basic infrastructure projects rose in price as the real estate value underlying the projects escalated. In any case, the impact on the overall portfolio was relatively modest.

During its first five years, the investment professionals of American High-Income Municipal Bond Fund have relied on extensive research to uncover bonds that offer shareholders the potential for good long-term results. This approach has served the fund well. Over its lifetime through July 31, 1999, it ranks first of 30 high-yield municipal debt funds tracked by Lipper. For three years it ranks 14th of 39, and for the year just ended it ranks 36th of 53. Lipper rankings do not reflect the effect of sales charges. Beginning on page 2, we invite you to read more about how research can uncover value in a variety of bonds.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Mark R. Macdonald
Paul G. Haaga, Jr.       Mark R. Macdonald
Chairman of the Board    President

September 15, 1999


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND


OUR FIRST FIVE YEARS:  RESEARCH ADDING VALUE

[illustrations:  various inset views of abstract on cover]

Capital Research and Management Company launched American High-Income Municipal Bond Fund in 1994 with a simple premise: that thorough research could uncover bonds offering shareholders a steady stream of high tax-free income as well as an opportunity for capital appreciation. To mark the fund's fifth anniversary on September 26, this year's report looks back at how that premise has been tested in a variety of economic conditions.

By almost any measure, American High-Income Municipal Bond Fund has an enviable track record. It has earned an 8.2% average annualized rate of return and handily outpaced the 6.8% return of the average high-yield municipal bond fund tracked by Lipper. The fund has achieved these results by remaining true to the notion that research combined with a long-term perspective will reward shareholders.

In the next few pages we'll show how some of American High-Income Municipal Bond Fund's holdings have contributed to its strong lifetime record. We'll look at a bond that initially lost ground before rebounding, one that has provided a steady high yield and one that quickly gained value soon after its purchase.

Not all the fund's investments have been good ones, of course. We'll also look at a bond that lost ground after we bought it and did not recover, and how research helped the fund's investment professionals determine if the lower price was an opportunity to buy more or a warning to sell.


OPPORTUNITIES

FINDING OPPORTUNITIES WHEN PRICES FALL

In 1994, the bonds to finance Denver's new International Airport were in trouble. As construction neared completion and opening day approached, the baggage delivery system failed, generating nationwide publicity. In another blow, Continental Airlines, one of the new airport's two biggest tenants, decided not to make Denver a hub, leaving United Air Lines as the only major carrier using the new airport as a central part of its operations.

"After Continental decided not to open there, a lot of people thought United would leave too," says David Hoag, an American High-Income Municipal Bond Fund portfolio counselor and research analyst. "I went and talked to management at United. They were very pleased that Continental had left because it meant less competition."

"Some people also thought that if the new baggage delivery system didn't get fixed, the airport wouldn't open," adds Hoag. "But there were plenty of alternatives for handling the baggage. The thing that most people seemed to overlook was that the Federal Aviation Administration had already announced it was going to shut down Denver's other airport because it wasn't safe. Not opening the new one wasn't a viable alternative."

Amid all the bad publicity, the bonds' price declined sharply. Sensing an opportunity, the fund added more to its portfolio. The investment proved rewarding. After the airport opened, investors' confidence grew and the bonds quickly gained value.


STEADY INCOME

SEEKING STEADY INCOME

A steady stream of tax-exempt income is probably the main goal of most shareholders in American High-Income Municipal Bond Fund. Since its inception, the fund has helped them achieve that goal, providing an average income return of 5.6% for shareholders who reinvest their dividends (equivalent to a taxable income of 9.3% for those in the 39.6% tax bracket).

Identifying bonds that will deliver above-average yield with acceptable risk requires thorough research. The bonds issued to build Fairview, a continuing care facility near Chicago, are a good example.

"We looked at the bonds when they were first issued but we weren't comfortable that we understood the project well enough to invest," says Mark Macdonald, president of American High-Income Municipal Bond Fund and one of its four portfolio counselors. At that time the project, combining a skilled nursing facility with more than 250 apartments, or "independent living units," was still on the drawing board. After it was finished, Macdonald visited the facility and inspected the building. He also studied the competition and compared their fees to what Fairview would charge. He learned that Fairview's monthly fees would be among the lowest in the area.

Because most residents must sell their homes to move into Fairview, Macdonald also checked the local real estate market and watched the facility's occupancy rate. After he finished his research, the fund added the bonds to its portfolio.

"The income has been very steady," Macdonald says. The bonds are yielding between 6.5% and 7.5%, depending on the issue. "That's what we're trying to do
- provide good, steady tax-exempt income."

Capital Research still monitors the bonds and periodically visits the site. "You want to make sure the buildings are being maintained and there haven't been any major changes in the area," says Macdonald.


PROVEN VALUE

TAX-EXEMPT DIVIDENDS

GAINING VALUE QUICKLY

It's hard to believe today that in 1976 the city of New York was teetering on the brink of financial collapse. Eighteen years later, when American High-Income Municipal Bond Fund was launched, the city's brush with bankruptcy was still in the minds of many bond buyers. New York's general obligation bonds
- securities backed by its ability to generate taxes - were typically priced cheaper than similar bonds issued by other big cities.

When Brenda Ellerin, an American High-Income Municipal Bond Fund portfolio counselor and analyst, began researching the New York bonds, she looked below the surface and saw something different. "Both the U.S. and the New York economy were doing well. Wall Street, which is an important industry in the city, was thriving too," she says.

As she further studied the city's finances and talked to its budget officers, Ellerin was impressed with its ability to pay bills. "The budgets had been in surplus for more than 10 years. If it ever looked like they were going to be over-budget, the budget officers always cut spending," she says.

Ellerin got to know the city's investment officers and was given all the information she requested. "New York is one of the best cities in the country when it comes to fully disclosing all the information you need," she says.

American High-Income Municipal Bond Fund added New York's general obligation bonds to its portfolio in the early days of the fund. Soon after the first purchase, the bonds began to gain value as interest rates declined and other investors began to appreciate the city's fiscal health.

[Begin sidebar]
TAX-FREE YIELDS VS. TAXABLE YIELDS

To use the table below, find your estimated 1999 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.98% tax-free distribution rate in July.

For example, a couple with a taxable income of $160,000 faces a federal tax rate of 36%. In this bracket, the fund's 4.98% distribution rate is equivalent to a 7.78% return on a taxable issue. Investors in the highest tax bracket (39.6%) would need a taxable distribution rate of 8.25% to match the fund's distribution rate.

If your taxable income is$                                               As of 7/31/99 the
                                                 $then your         fund's tax-exempt
                                                 federal            distribution rate of
Single                  Joint                    tax rate* is$      4.98% is equivalent
                                                                    to a taxable rate of$

$0 - 25,750             $0 - 43,050              15.0%              5.86%
25,751 - 62,450         43,051 - 104,050         28.0               6.92
62,451 - 130,250        104,051 - 158,550        31.0               7.22
130,251 - 283,150       158,551 - 283,150        36.0               7.78
Over 283,150            Over 283,150             39.6               8.25

*Based on 1999 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions applicable to certain taxable income levels.
[End sidebar]


GENEROUS EARNINGS

KNOWING WHEN TO SELL

Not every purchase is as successful as those described above. That's why research is especially important when prices begin to slip. A good example is the bonds issued in 1995 to buy a power plant in Mobile, Alabama. The plant sold steam and electricity to paper mills that produced paper, pulp and tissue.

The three mills were major production facilities for Scott Paper Co. and S.D. Warren. "These were very important assets for Scott, which also owned a large stand of trees upriver," Hoag says. Research showed that even if one of the two smaller mills closed, electricity and steam sales to the largest mill would generate enough income to cover the bonds' interest payments

But Scott was bought by Kimberly-Clark, which announced it would shut the pulp mill, the largest in the complex, and sell its associated timberlands. Some investors, believing the power plant's owner would have to find a way to keep the facility operating, held on to their bonds. "We had really studied the details of the bond offering and knew the owners would lose very little of their own money if they closed it. They didn't have much financial incentive to keep the plant running," Hoag says.

The day Kimberly-Clark announced it would close the mill, the fund sold its bonds in the power plant at a 3% loss. Although the loss was disappointing, thorough research had helped minimize the damage. Eventually the bonds lost more than 80% of their value. "You have to know what to do with the information you find. You have to know the specifications of each issue," Hoag says.

At other times, thorough research helps the fund completely avoid pitfalls. In 1994, for example, more than $1 billion of bonds were issued to finance several independent plants in different parts of the country that recycle paper in a process called "de-inking." At the time, the bonds offered interest rates 50% to 100% higher than other high-yield municipal securities. But American High-Income Municipal Bond Fund's analysts saw several potential problems and warning signs. If the price of scrap paper went up or the price of "de-inked" paper went down, the bonds could lose value. The paper wasn't high quality, and although supply was growing, demand wasn't keeping pace. Additionally, the analysts noticed, traditional paper companies were showing little interest in the new plants.

With the projects facing so much potential trouble, analysts for American High-Income Municipal Bond Fund decided not to invest. A few years after the bonds were issued, the paper market turned down and the bonds lost value. Today they're worth a fraction of their original valuation.


A LONG-TERM PERSPECTIVE

Since its inception five years ago, American High-Income Municipal Bond Fund has provided investors with solid, tax-free income by relying on thorough research to uncover good values and avoid pitfalls. As the fund moves into the second half of its first decade, we will continue to rely on research to uncover bonds that offer shareholders a steady stream of high tax-free income and an opportunity for capital gain.

American High-Income Municipal Bond Fund

Investment Portfolio, July 31, 1999

[begin pie chart]
Quality Ratings
AAA         9.37%
AA          5.21%
A           7.06%
BBB        34.97%
BB         22.38%
B          14.88%
Cash & Equivalents   6.13%
[end chart}



American High-Income Municipal Bond Fund
Investment Portfolio, July 31, 1999

                                                                       PrincipalMarket
                                                                        Amount   Value
                                                                          (000)   (000)
--------------------------------------------                           ----------------

Tax-Exempt Securities Maturing in More Than One Year - 93.87%
Alaska  -  0.35%
Industrial Dev. and Export Auth., Power Rev. Bonds,                      $1,850  $1,950
  First Series AMT (Snettisham Hydroelectric Project),
 AMBAC Insured, 6.00% 2012

California  -  12.37%
Pollution Control Fncg. Auth., Solid Waste Disposal Ref.
 Rev. Bonds:
CanFibre of Riverside Project, Series 1997A AMT, 9.00% 2019               1,000   1,043
USA Waste Services, Inc. Project, Series 1998A AMT,                       6,000   5,948
 5.10% 2018 (Put 2008)
Rural Home Mortgage Fin, Auth., Single Family Mortgage                      560     614
  Rev. Bonds (Mortgage-Backed Securities Program),
 1995 Series B AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev.
  Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                11,000  10,687
Series 1998A-3, 5.10% 2025 (Put 2010)                                     3,000   2,913
Alameda Public Fncg. Auth., 1999 Rev Bonds
 (1997 Rev. Bond Refinancing):
5.10% 2009                                                                1,000     975
5.35% 2012                                                                1,000     970
City of Antioch, Public Fncg. Auth., 1998 Reassessment                    1,455   1,419
  Rev. Bonds, Subordinated Series B, AMBAC Insured, 5.80% 2011
Bonita Canyon Public Facs. Fncg. Auth., Community Facs.                   1,000     907
 Dist. No. 98-1, Special Tax
 Bonds, Series 1998, 5.375% 2028
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds               1,400   1,519
  (Carson Ice-Gen Project), Series 1993, 6.10% 2013 (Preref. 2003)
City of Chino Hills, Community Facs. Dist. No. 9                          5,060   5,074
  (Rincon Village Area), Special Tax Bonds, Series 1998, 6.45% 2023
City of Irvine, Assessment dist. No. 94-13 (Oak Creek),
  Limited Obligation Improvement Bonds:
Group One, 5.50% 2022                                                     1,000     946
Group Two, 5.875% 2017                                                    1,000     992
Long Beach Aquarium of the Pacific, Rev. Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                1,000   1,039
6.125% 2015                                                               1,000   1,032
6.125% 2023                                                               4,000   4,090
County of Los Angeles, Capital Asset Leasing Corp.,                       3,060   3,180
  Cert. of Part. (Marina del Rey), Series A, 6.25% 2003
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev.                     2,000   2,032
  Project, Tax Allocation Ref. Bonds, Series I, 5.00% 2001
Multifamily Housing Rev. Bonds (GNMA Collateralized -                       500     517
  Ridgecroft Apartments Project), Series 1997E AMT, 6.00% 2017
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific                      1,475   1,501
  Commerce Center), Limited Obligation Ref. Bonds, 5.70% 2006
Pleasanton Joint Powers Fncg. Auth., Subordinate                          3,435   3,571
  Reassessment Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Facs. Dist. No. 88-1 (Parkway                    2,000   2,148
  Business Centre), Special Tax Ref. Bonds, Series 1998,
 6.75% 2015
City of Roseville, North Central Roseville Community                      1,015   1,003
 Facs. Dist. No. 1, Special Tax Ref. Bonds, Series 1999,
 5.40% 2008
County of Sacramento, Laguna Creek Ranch/Elliott
 Ranch Community Facs. Dist. No. 1, Improvement Area
 No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.125% 2014                                                                 250     256
6.30% 2021                                                                  500     511
County of San Diego, Reassessment Dist. No. 97-1
 (4-S Ranch), Limited Obligation Improvement Bonds, 6.00% 2009
6.00% 2009                                                                1,000   1,030
6.25% 2012                                                                1,000   1,030
Redev. Agcy. of the City and County of San Francisco,                     1,000   1,126
 Residential Fac. Rev. Bonds (Coventry Park Project),
 Series 1996A AMT, 8.50% 2026
South Tahoe Joint Powers Fin. Auth., Ref. Rev. Bonds,                     1,000   1,037
  (South Tahoe Redev. Project Area No. 1), 1995 Series B, 6.25% 2020
Stanislaus Waste-To-Energy Fin. Agcy., Solid                              1,470   1,513
 Waste Fac. Ref. Rev. Certificates (Ogden Martin Systems
 of Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton, Mello-Roos Rev. Bonds, Community Facs.
 Dist. No. 90-2B (Brookside Estates), Series 1997A:
5.40% 2004                                                                  500     505
5.55% 2006                                                                1,300   1,313
6.20% 2015                                                                1,300   1,323
Community Facs. Dist. No. 88-12 of the City of Temecula
 (Ynez Corridor), Special Tax Ref. Bonds, 1998 Series A:
5.35% 2009                                                                  940     928
5.40% 2010                                                                  860     848
5.50% 2012                                                                1,100   1,082
City of West Sacramento, Limited Obligation Ref. Improvement
 Bonds, Reassessment Dist. of 1998:
5.00% 2005                                                                1,000     979
5.10% 2006                                                                1,250   1,224
5.10% 2007                                                                1,000     973

Colorado  -  3.38%
Housing and Fin. Auth., Single Family Program Senior Bonds:
1995 Series A AMT, 8.00% 2025                                               850     903
1995 Series B AMT, 7.90% 2025                                               600     649
1997 Series B AMT, 7.00% 2026                                             1,000   1,095
1998 Series B-3,  6.55% 2025                                              1,575   1,729
Student Obligation Bond Auth., Student Loan Asset-Backed                  1,000   1,037
 Bonds, Senior Subordinate 1995 Series II-B AMT, 6.20% 2008
Arapahoe County, Capital Improvement Trust Fund Highway
 Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                 1,250   1,439
6.95% 2020 (Preref. 2005)                                                 3,000   3,462
City and County of Denver, Airport System Rev. Bonds, AMT:
Series 1991D 7.75% 2013                                                   1,000   1,206
Series 1992C:
6.75%  2013                                                                 885     947
6.75%  2013 (Preref. 2002)                                                  115     126
Series 1994A:
7.50% 2023                                                                  415     463
7.50%  2023 (Preref. 2004)                                                   85      98
Eaglebend Dowd Affordable Housing Corp., Multifamily
  Housing Project Rev. Bonds, Series 1998A:
6.53% 2024                                                                1,665   1,668
6.53% 2029                                                                1,320   1,316
6.63% 2039                                                                2,950   2,959

Connecticut  -  3.51%
Dev. Auth., Pollution Control Rev. Ref. Bonds (The
 Connecticut Light and Power Co. Project):
Series 1993A, 5.85% 2028                                                  1,375   1,332
Series 1993B AMT, 5.95% 2028                                              1,500   1,433
Health and Educational Fac. Auth., Rev. Bonds, University                 1,000   1,037
 of Hartford Issue, Series  D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds:(1)
1996 Series A:
6.375% 2004 (Escrowed to Maturity)                                          500     546
6.40% 2011                                                                3,530   3,752
6.40% 2011 (Preref. 2007)                                                 3,470   3,903
1997 Series B:
5.60% 2009                                                                1,000   1,002
5.75% 2018                                                                6,000   5,847
5.75% 2027                                                                1,000     968

Delaware  -  0.89%
Econ. Dev. Auth., First Mortgage Rev. Bonds (Peninsula
 United Methodist Homes, Inc. Issue), Series 1997A:
6.00% 2008                                                                  500     517
6.10% 2010                                                                  500     523
6.20% 2015                                                                2,875   2,953
6.30% 2022                                                                1,000   1,031

District of Columbia  -  0.29%
Hospital Rev. Ref. Bonds (Washington Hospital Center                      1,500   1,616
  Issue), Series 1992A, 7.00% 2005 (Preref. 2002)

Florida  -  7.30%
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough              115     117
 County), Special Assessment Rev. Bonds, Series 1996, 7.00% 2003
Broward County, Resource Recovery Rev. Bonds,                               950     989
 Series 1984, South Project, 7.95% 2008
Championsgate Community Dev. Dist., Capital Improvement                   2,850   2,788
  Rev. Bonds, Series 1998A,6.25% 2020
The Crossings at Fleming Island Community Dev. Dist.                      4,725   5,120
 (Clay County), Special Assessment Bonds, Series 1995, 8.25% 2016
The City of Daytona Beach, Capital Improvement Rev. Bond                  7,875   7,693
 Anicipation Notes (Ocean Walk Project), Series A, 6.875% 2004
Heritage Isles Community Dev. Dist. (Hillsborough County),                3,055   3,043
 Special Assessment Rev. Bonds, Series 1998A, 5.75% 2005
Heritage Palms Community Dev. Dist. (Fort Myers),                         2,710   2,666
 Capital Improvement Rev. Bonds, Series 1998, 5.40% 2003
Heritage Pines Community Dev. Dist. (Pasco County),                         975     957
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds:
Series 1997A(Cypress Cove at Healthpark Florida, Inc.                     2,500   2,548
 Project), 6.25% 2017
Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
5.25% 2007                                                                1,000     991
5.50% 2009                                                                1,000   1,002
Meadow Pointe II, Community Dev. Dist. (Pasco County),                    2,000   1,957
 Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Northern Palm Beach County Improvement Dist.,
 Water Control and Improvement Bonds: Unit of Dev. No. 9A,
 Series 1996A:
6.80% 2006                                                                  885     947
7.30% 2027                                                                1,500   1,629
Unit of Dev. No. 9B, Series 1999, 5.85% 2013                              1,000     996
North Springs Improvement Dist. Special Assessment Bonds:
Broward County, Series 1997A, 7.00% 2019                                  1,000   1,027
Parkland Isles Project, Series 1997B, 6.25% 2005                          1,900   1,914
Ocean Highway and Port Auth., Solid Waste/Pollution                       1,305   1,332
 Control Rev. Ref. Bonds, Series 1996 (Jefferson Smurfit Corp.
 (U.S.) Project), 6.50% 2006
City of Orlando, Special Assessment Rev. Bonds (Conroy                    1,000     952
 Road Interchange Project), Series 1998A, 5.80% 2026
River Ridge Community Dev. Dist. (Lee County), Capital                    2,540   2,500
 Improvement Rev. Bonds, Series 1998, 5.75% 2008
Idaho  -  1.33%
Housing and Fin. Association, Single Family Mortgage
 Subordinate Bonds AMT:
1997 Series H-2 AMT, 5.40% 2010                                           1,530   1,540
1997 Series I-2, 5.55% 2010                                                 940     957
1998 Series A-2, 5.35% 2011                                               1,265   1,264
1998 Series B-2, 5.20% 2011                                               1,000     990
1998 Series G, 5.05% 2012                                                   750     742
1999 Series B-2, 5.00% 2013                                               1,000     980
1999 Series D-3, 5.15% 2013                                               1,030   1,009

Illinois  -  5.70%
Health Facs. Auth., Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997 A:
5.70% 2011                                                                  500     508
5.70% 2011 (Preref. 2009)                                                   250     265
5.80% 2016                                                                3,000   3,047
Centegra Health System, Series 1998:
5.50% 2008                                                                1,000   1,010
5.25% 2014                                                                1,500   1,426
Edward Hospital Project, Series 1993A, 6.00% 2019                         1,000   1,005
Fairview Obligated General Project:
1992 Series A, 9.50% 2022 (Preref. 2002)                                  2,750   3,208
1995 Series A:
6.25% 2003                                                                1,245   1,280
7.40% 2023                                                                3,130   3,386
State Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds                    2,000   1,946
  (Waste Management, Inc. Project), Series 1997, 5.05% 2010
City of Chicago:
General Obligation Bonds (Emergency Telephone system),                    1,000     978
 Ref. Series 1999, FGIC Insured, 5.25% 2020
Chicago O'Hare International Airport, Special Fac. Rev. Bonds
 (United Air Lines, Inc. Project):
Series 1988A AMT, 8.95% 2018                                              1,440   1,555
Series 1988B, 8.85% 2018                                                  1,085   1,172
Series 1999B AMT, 5.20% 2011                                              1,000     969
Collateralized Single Family Mortgage Rev. Bonds, Series 1997-B           2,565   2,781
  AMT, 6.95% 2028
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994, 6.75% 2017               1,500   1,666
 (Preref. 2004)
Village of Robbins, Cook County, Resource Recovery                       10,990   5,935
 Rev. Bonds (Robbins Resource
 Recovery Partners, L.P. Project), Series 1994A AMT, 8.375% 2016

Indiana  -  1.69%
State Dev. Fin. Auth. Rev. Ref. Bonds, Exempt Fac.-Inland Steel,          1,000     928
 5.75% 2011
City of East Chicago, Pollution Control Rev. Ref. Bonds,                  2,000   2,047
 Inland Steel Co. Project No. 11, Series 1994, 7.125% 2007
Indianapolis Airport Auth., Special Facs. Rev. Bonds, AMT:
Series 1994 Federal Express Corp. Project, 7.10% 2017                     1,000   1,096
Series 1995 A, United Air Lines, Inc., Indianapolis Maintenance           1,500   1,569
  Center Project, 6.50% 2031
The Indianapolis Local Public Improvement Bond Bank,                      4,500   1,316
 Series 1999 E Capital Appreciation Bonds, 0.00% 2021 (2)
City of Sullivan, Pollution Control Rev. Ref. Bonds (Indiana              2,500   2,602
 Michigan Power Co. Project), Series C, 5.95% 2009

Kentucky  -  2.36%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement
 Rev. Bonds, Series 1997 (Appalachian Regional Healthcare, Inc.
 Project):
5.60% 2008                                                                1,000     976
5.80% 2012                                                                1,000     962
5.85% 2017                                                                4,000   3,819
Kenton County Airport Board, Special Facs. Rev. Bonds
  (Delta Air Lines, Inc. Project), 1992 Series A AMT:
7.50% 2012                                                                4,225   4,532
6.125% 2022                                                               3,000   3,033

Louisiana  -  2.87%
Health Education Auth., Rev. Bonds (Lambeth House Project):
Series 1996, 9.00%  2026 (Preref. 2006)                                   2,850   3,626
Series 1998A, 6.20% 2028                                                  4,500   4,265
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds,                    2,575   2,849
 Series 1995A-2 AMT, 7.80% 2026
Lake Charles Harbor and Terminal Dist., Port Facs. Rev.                   2,000   2,223
 Ref. Bonds (Trunkline LNG Co. Project), Series 1992, 7.75% 2022
Parish of West Feliciana, Pollution Control Rev. Bonds                    3,000   3,237
 (Gulf States Utilities Co. Project), Series 1984-II, 7.70% 2014

Maine  -  0.15%
Educational Loan Marketing Corp., Senior Student Loan                       840     875
  Rev. Bonds, Series 1991 AMT, 6.90% 2003

Maryland  -  1.58%
Health and Higher Educational Facs. Auth.:
First Mortgage Rev. Bonds, PUMH of Maryland, Inc. Issue                   1,500   1,456
  (Heron Point of Chestertown), Series 1998B, 5.75% 2026
Ref. and Project Rev. Bonds, Roland Park Place Issue,                     1,000     965
 Series 1999, 5.30% 2010
Frederick County, Special Obligation Bonds (Urbana Community              3,000   2,989
 Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County,
 Multifamily Rev. Bonds (Strathmore Court at White Flint),
 1994 Issue A-2:
7.50% 2024                                                                1,000   1,060
7.50% 2027                                                                  700     742
Housing Auth. of Prince George's County, Mortgage Rev.                    1,000   1,025
 Bonds, Series 1997A (GNMA Collateralized - Langley
 Gardens Apartments Project), 5.75% 2029
Prince George's County (Dimensions Health Corp. Issue),                     750     692
 Project and Ref. Rev. Bonds, Series 1994, 5.375% 2014

Massachusetts  -  2.63%
Industrial Fin. Agcy.:
Resource Recovery Rev. Ref. Bonds (Ogden Haverhill Project),
 Series 1998A AMT:
5.20% 2008                                                                2,300   2,270
5.30% 2009                                                                6,300   6,222
Rev. Bonds, Edgewood Retirement Community Project,                        5,400   6,375
 Series 1995A, 9.00% 2025

Michigan  -  8.27%
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993A:
6.25% 2013                                                                3,000   2,970
6.50% 2018                                                                1,000   1,007
Series 1998A, 5.125% 2018                                                 2,550   2,205
Genesys Health System Obligated Group, Series 1995A:
8.00% 2005 (Escrowed to Maturity)                                         2,000   2,368
8.10% 2013 (Preref. 2005)                                                 1,100   1,325
7.50% 2027 (Preref. 2005)                                                 2,265   2,623
Genesys Regional Medical Center Obligated Group, Series 1998A:
5.30% 2011                                                                2,000   1,940
5.50% 2018                                                                1,000     959
5.50% 2027                                                                2,000   1,887
Hackley Hospital Obligated Group, Series 1998A, 5.30% 2013                1,000     963
Pontiac Osteopathic, Series 1994A:
5.375% 2006                                                               3,000   2,941
6.00% 2014                                                                2,500   2,462
6.00% 2024                                                                1,000     965
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                                1,000     994
6.625% 2016                                                               2,755   2,802
6.70% 2026                                                                3,250   3,321
Housing Dev. Auth., Rental Housing Rev. Bonds,                            5,210   5,540
 1992 Series A, 6.60% 2012
City of Detroit:
Limited Tax G.O. Bonds, Series 1995 A, 6.40% 2005                         1,145   1,235
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area                       1,000   1,106
  No.1  Projects), Series 1996C, 6.20% 2017 (Preref. 2006)
City of Flint, Hospital Building Auth.,(Hurley Medical Center):
Rev. Ref. Bonds, Series 1998A:
5.00% 2008                                                                2,030   1,942
5.25% 2016                                                                1,000     907
Rev. Rental Bonds, Series 1998B, 5.375% 2018                              1,000     931
The Econ. Dev. Corp. of the County of Midland,                            3,100   3,255
 Subordinate Pollution Control Limited Obligation Rev. Ref.
 Bonds (Midland Cogeneration Project) 9.50% 2009

Mississippi  -  0.17%
Perry County, Pollution Control Ref. Rev. Bonds (Leaf River               1,000     967
 Forest Products, Inc. Project), Series 1999, 5.20% 2012

Nebraska  -  1.05%
City of Kearney, Industrial Dev. Rev. Bonds (The Great
 Platte River Road Memorial Foundation Project), Series 1998:
6.75% 2023                                                                2,000   1,697
6.75% 2028                                                                5,000   4,243

Nevada  -  2.39%
Housing Division, Single Family Mortgage Bonds:
1998 Series A-1 AMT, 5.20% 2011                                           1,000     990
1999 Series B-1, 4.95%  2012                                                600     588
City of Henderson, Health Fac. Rev. Bonds (Catholic                       1,000     884
 Healthcare West), 1998 Series A, 5.375% 2026
City of Henderson, Local Improvement Dist.:
No. T-4C (Green Valley Properties), Limited Obligation
 Ref. Bonds, 1999 Series A:
5.75% 2013                                                                1,710   1,666
5.90% 2018                                                                1,000     970
No. T-10 (Seven Hills) Limited  Obligation Improvement                    5,445   5,633
 Bonds, 7.50% 2015
City of Las Vegas, Special Improvement Bonds, (Summerlin                  2,635   2,733
 Area), Local Improvement Bonds, 7.10% 2016

New Hampshire  -  0.58%
Housing Fin. Auth., Single Family Mortgage Acquisition
 Rev. Bonds, 1997 Series D AMT:
5.60% 2012                                                                  675     686
5.80% 2017                                                                  670     686
Industrial Dev. Auth., Pollution Control Ref. Rev. Bonds                  2,000   1,892
 (The Connecticut Light and Power Co. Project), Series
 1988 AMT, 5.90% 2018

New Jersey  -  4.06%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                     9,250   9,399
  Improvement Dist. Project (City of Elizabeth), Series 1998A,
 6.375 2031
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1995A, 9.25% 2025 (Preref. 2005)                                   3,000   3,712
Series 1998A:
5.10% 2008                                                                1,250   1,200
5.20% 2009                                                                1,000     960
5.30% 2010                                                                1,000     962
Series 1998C:
5.50% 2018                                                                1,000     950
5.50% 2028                                                                1,500   1,396
Keswick Pines, Series 1998, 5.60% 2012                                    2,100   2,052
Winchester Gardens at Ward Homestead Project, Series 1996A:
8.50% 2016                                                                1,000   1,127
8.625% 2025                                                               1,000   1,131

New York  -  9.37%
Dormitory Auth.:
Cert. of Part., on behalf of the City University of  New York,            1,975   2,110
 as Lessee (John Jay College of Criminal Justice Project Ref.),
 6.00% 2006
Mental Health Services Facs. Improvement Rev. Bonds:
Series 1997B, 5.60% 2008                                                  1,445   1,508
Series 1998C:
5.00% 2009                                                                1,390   1,383
5.00% 2010                                                                1,930   1,903
Montefiore Medical Center, FHA-Insured Mortgage Hospital                  1,250   1,244
 Rev. Bonds, Series 1999, AMBAC Insured, 5.25% 2019
Secured Hospital Rev. Ref. Bonds, Brookdale Hospital,                     3,500   3,495
 Series 1998J, 5.125% 2009 Housing Fin. Agcy.:
Health Facs. Rev. Bonds (New York City), 1996 Series A Ref.,              2,500   2,679
 6.00% 2006
Service Contract Obligation Rev. Ref. Bonds, 1997 Series C,                 800     797
 5.10% 2009
Erie County Industrial Dev. Agcy., Solid Waste Disposal Fac.              4,000   4,200
 Rev. Bonds (1998 CanFibre of Lackawanna Project) AMT, 9.05% 2025
City of New York, G.O. Bonds:
Series A:
7.00% 2005                                                                1,000   1,120
6.25% 2009                                                                1,000   1,089
Fiscal 1995 Series B1, 7.00% 2016 (Preref. 2004)                          1,000   1,127
Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY), Inc. Project)      6,100   6,385
 AMT, 7.55% 2005
Port Auth. of New York and New Jersey, Special Project Bonds,
 Series 4 AMT, KIAC Partners Project:
7.00% 2007                                                                5,000   5,437
6.75% 2011                                                                4,000   4,361
Onondaga County Industrial Dev. Agcy, Solid Waste
 Disposal Fac. Rev. Ref. Bonds (Solvay Paperboard LLC
 Project), Series 1998:
6.80% 2014                                                                3,000   3,056
7.00% 2030                                                                9,000   9,292
Suffolk County Industrial Dev. Agcy., 1998 Industrial Dev.                1,750   1,692
 Rev. Bonds (Nissequogue Cogen Partners Fac.) AMT, 5.30% 2013

North Carolina  -  3.46%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Ref. Series 1993B:
7.25% 2007                                                                2,500   2,742
7.00% 2008                                                                1,000   1,085
6.125% 2009                                                               3,950   4,056
6.00% 2026                                                                1,000   1,006
Series 1993 D, 5.875% 2013                                                1,000     990
Ref. Series 1999 A, 5.20% 2010                                            2,000   1,903
Ref. Series 1999 B:
5.55% 2014                                                                1,000     955
5.60% 2015                                                                2,500   2,386
5.65% 2016                                                                1,000     954
5.70% 2017                                                                2,000   1,911
Municipal Power Agcy. Number 1, Catawba Electric Rev.                     1,500   1,537
 Bonds, Series 1992, 5.90% 2003

North Dakota  -  0.17%
Housing Fin. Agcy., Rev. Bonds, 1998 Series A AMT, 5.25% 2018               990     954

Ohio  -  0.76%
The Student Loan Funding Corp., Cincinnati, Student                         370     377
 Loan Rev. Ref. Bonds, Series 1991A AMT, 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay                    4,000   3,903
 Series 1998 A AMT, 5.875% 2020

Oregon  -  0.61%
City of Klamath Falls, Electric Rev. Bonds (Klamath Cogeneration
 Project), Series 1999:
5.75% 2013                                                                2,000   1,971
5.875% 2016                                                               1,500   1,480

Pennsylvania  -  5.65%
Econ. Dev. Fncg. Auth., Resource Recovery Rev. Bonds
 (Colver Project), Series 1994 D AMT:
7.05% 2010                                                                1,000   1,094
7.15% 2018                                                                3,500   3,844
Housing Fin. Agcy., Rev. Bonds:
Rental Housing Ref. Bonds, Issue 1993, 5.80% 2018                         3,500   3,653
Single Housing Family Mortgage, Series 1997-58A AMT, 5.85% 2017           2,500   2,561
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona                 1,500   1,526
 Hospital Project), 1998 Series A, AMBAC Insured, 5.50% 2016
Lehigh County General Purpose Auth., College Rev. and Ref. Bonds,         1,750   1,865
 Series B of 1996 (Cedar Crest College), 6.65% 2017
Hospitals and Higher Education Facs. Auth. of Philadelphia:
Frankford Hospital, Series A, 6.00% 2014                                    500     539
Hospital Rev. Bonds (Temple University Hospital), Series of               1,000   1,002
 1997, 5.70% 2009
Jefferson Health Systems, Series 1997 A, 5.50% 2007                       1,400   1,428
Hospital Auth. of Philadelphia, Hospital Rev. Bonds (Temple               1,000   1,042
 University Hospital), Series of 1983, 6.625% 2023
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral
 Village Project), Series of 1998:
5.30% 2007                                                                1,145   1,135
5.50% 2010                                                                1,000     992
Scranton-Lachawanna Health and Welfare Auth., City of
 Scranton, Lackawanna County, Hospital Rev. Bonds (Moses
 Taylor Hospital Project), Series 1997, 5.75% 2006
5.75% 2006                                                                1,585   1,570
5.80% 2007                                                                1,680   1,664
5.90% 2008                                                                1,730   1,718
6.00% 2009                                                                  940     937
6.10% 2011                                                                2,005   1,991
6.20% 2017                                                                2,305   2,329
Westmoreland County Indust. Dev. Auth., Variable                          1,000     982
 Rate Rev. Bonds, Series 1993 AMT (Nat'l Waste and Energy Corp.;
 Valley Landfill Expansion Project) x.xx% 2018

Rhode Island  -  0.36%
Housing and Mortgage Fin. Corp., Homeownership Opportunity                2,000   2,020
 Bonds, Series 9-B-1 AMT, 5.55% 2013

South Carolina  -  1.78%
Piedmont Municipal Power Agcy., Electric Rev. Bonds,                      8,000   7,447
 1999A Ref. Series, 5.25% 2015
York County, Pollution Control Facs. Rev. Bonds (Bowater Inc.             2,300   2,574
 Project), Series 1990 AMT, 7.625% 2006

Tennessee  -  0.86%
The Industrial Dev. Board of the County of McMinn,                        2,000   2,115
 Solid Waste Recycling Facs. Rev. Bonds, Series 1992
(Calhoun Newsprint Co. Project - Bowater), 7.625% 2016
Memphis-Shelby County Airport Auth., Special Facs.                        2,500   2,714
 Rev. Bonds (Federal Express Corp.), Series 1984, 7.875% 2009

Texas  -  2.77%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds                    1,500   1,708
 (American Airlines, Inc. Project), Series 1990 AMT,
 7.00% 2011
Industrial Dev. Corp. of Port of Corpus Christi, Rev.                     3,250   3,186
 Ref. Bonds (Valero Refining and Marketing Co. Project),
 Series 1997D AMT, 5.125% 2009
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                2,365   2,560
6.75% 2016                                                                1,000   1,064
Matagorda County, Navigation Dist. Number One, Rev.                       2,500   2,335
 Ref. Bonds (Houston Lighting & Power Co. Project),
 Series 1997 AMT, AMBAC Insured, 5.125% 2028
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023         4,740   4,764

Utah  -  0.80%
Housing Fin. Agcy., Single Family Mortgage Bonds:
1997 Series G-2 Class III  AMT, 5.60% 2010                                1,035   1,049
1998 Series G-2, Class III, 4.90% 2012                                    1,000     973
1999 Series B-2, Class III, 5.10% 2012                                    1,100   1,074
Housing Fin. Agcy., Single Family Mortgage Bonds,                         1,400   1,406
 1999 Series C-2, Class III, 5.60% 2013

Vermont  -  0.27%
Housing Fin. Agcy., Single Family Housing Bonds, Series 9
 AMT (Adjusted Rate Bonds), MBIA Insured:
4.90% 2012                                                                  575     566
5.70% 2012                                                                  925     952

Virginia  -  0.90%
Dulles Town Center Community Dev. Auth. (Loudoun                          1,000   1,005
 County), Special Assessment Bonds (Dulles Town
 Center Project), Series 1998, 6.25% 2026
Gateway Community Dev. Auth., Special Assessment Bonds,                   2,000   1,932
 Series 1999, 6.25% 2026 Pocahontas Parkway Association,                  2,100   2,116
 Route 895 Connector Toll Road Rev. Bonds, Series 1998A,
 5.25% 2008

Virgin Islands  -  0.60%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund
 Loan Notes), Series 1998 D:
6.00% 2006                                                                1,500   1,562
6.00% 2007                                                                1,750   1,824

West Virginia  -  0.20%
City of South Charleston, Pollution Control Rev. Ref. Bonds               1,000   1,130
 (Union Carbide Corp. Project), Series 1985, 7.625% 2005

Wisconsin  -  2.20%
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                         3,000   3,050
 1993 Series B AMT, 5.30% 2006
City of Oconto Falls, Community Dev. Auth., Dev. Rev.                     9,000   9,393
 Bonds, Series 1997 (Oconto Falls Tissue, Inc. Project),
 7.75% 2022

Wyoming  -  0.19%
Sweetwater County, Solid Waste Disposal Rev. Bonds                        1,000   1,082
 (FMC Corp. Project), Series 1994A AMT, 7.00% 2024

                                                                               ----------
                                                                                529,576
                                                                               ----------


Tax-Exempt Securities Maturing in One Year or Less - 5.44%
City of Houston, Tax and Rev. Anticipation Notes,                         1,000   1,008
 Series 1999, 4.25% 6/30/00
State of Idaho, Tax Anticipation Notes, Series 1999                       1,500   1,511
, 4.25% 6/30/00
State of Kentucky, Asset/Liability Commission, General Fund               1,000   1,008
 Tax and Rev. Anicipation Notes, 1999 Series A, 4.25% 6/28/00
County of Los Angeles, Tax and Rev. Anticipation Notes,                   1,000   1,006
 Series A, 4.00% 6/30/00
County of Santa Clara, 1999 Tax and Rev. Anticipation Notes,              2,000   2,003
 4.50% 10/1/99
State of South Carolina, Public Service Auth., Rev. Bonds,                1,000   1,012
 1995 Ref. Series A, AMBAC Insured, 6.25% 1/1/00
State of Texas, Tax and Rev. Anticipation Notes,                         17,500  17,514
 Series 1998, 4.50% 8/31/99
State of Wyoming, General Fund Tax and Rev. Anticipation                  2,500   2,514
 Notes, Series 1999, 4.00% 6/27/00
State of Wyoming, Uinta County, Pollution Control Rev.                    3,100   3,100
 Ref. Bonds (Amoco Project), Series 1998, 3.40% 2026 (3)
                                                                               ----------
                                                                                 30,676
                                                                               ----------


TOTAL TAX-EXEMPT SECURITIES (cost: $556,713,000)                                560,252

Excess of cash, prepaids and receivables over payables                            3,919
                                                                               ----------

NET ASSETS                                                                     $564,171
                                                                               ========


(1) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers;
    resale to the public may require registration.
(2) Represents a when-issued security.
(3) Coupon rate may change periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


American High-Income Municipal Bond Fund
Financial Statements

Statement of Assets and Liabilities
at July 31, 1999 (dollars in thousands)
Assets:
 Tax-exempt securities
  (cost: $556,713)                                                         $560,252
 Cash                                                                            93
 Receivables for --
  Sales of fund's shares                                        $  842
  Accrued interest                                               9,431       10,273
                                                          ------------ ------------
                                                                            570,618
Liabilities:
 Payables for --
  Purchases of investments                                       4,001
  Repurchases of fund's shares                                   1,220
  Dividends payable                                                839
  Management services                                              189
  Accrued expenses                                                 198        6,447
                                                          ------------ ------------
Net Assets at July 31, 1999 --
 Equivalent to $15.49 per share on 36,432,430
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock --                                  $564,171
200,000,000 shares)                                                    ============

Statement of Operations
for the year ended July 31, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                         $30,854

 Expenses:
  Management services fee                                       $2,083
  Distribution expenses                                          1,574
  Transfer agent fee                                               160
  Reports to shareholders                                           63
  Registration statement and prospectus                             87
  Postage, stationery and supplies                                  29
  Director's fees                                                   17
  Auditing and legal fees                                           33
  Custodian fee                                                     11
  Taxes other than federal income tax                                8
  Organization expense                                               2
  Other expenses                                                    27        4,094
                                                          ------------ ------------
  Net investment income                                                      26,760
                                                                       ------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                            1,809
 Net unrealized appreciation
  on investments:
  Beginning of year                                             24,628
  End of year                                                    3,539
                                                          ------------
   Change in unrealized appreciation
    on investments                                                          (21,089)
  Net realized gain and change in unrealized                           ------------
   appreciation on investments                                              (19,280)
Net Increase in Net Assets Resulting                                   ------------
 from Operations                                                             $7,480
                                                                       ============

Statement of Changes in Net Assets
(dollars in thousands)

                                                            Year ended      July 31
                                                                   1999        1998
Operations:                                               ------------ ------------
 Net investment income                                         $26,760      $19,841
 Net realized gain on investments                                1,809        2,244
 Net change in unrealized appreciation
  on investments                                               (21,089)       3,403
                                                          ------------ ------------
  Net increase in net assets
   resulting from operations                                     7,480       25,488
                                                          ------------ ------------
Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                                            (26,849)     (19,820)
 Distributions from net realized gain on
  investments                                                   (2,559)        (881)
                                                          ------------ ------------
  Total dividends and distributions                            (29,408)     (20,701)
                                                          ------------ ------------


Capital Share Transactions:
 Proceeds from shares sold:                                    205,017      195,199
  12,855,092 and 12,159,660 shares, respectively
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments:
  1,270,760 and 833,529 shares, respectively                    20,209       13,370
Cost of shares repurchased: 6,483,571 and
 4,072,064 shares, respectively                               (103,179)     (65,298)
                                                          ------------ ------------
 Net increase in net assets
  resulting from capital share
  transactions                                                 122,047      143,271

Total Increase in Net Assets                                   100,119      148,058
Net Assets:                                               ------------ ------------
 Beginning of year                                             464,052      315,994
                                                          ------------ ------------
 End of year (including undistributed                         $564,171     $464,052
  Net investment income: $104 and                         ============ ============
   $79, respectively)

See Notes to Financial Statements

American High-Income Municipal Bond Fund

Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepare in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt Securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from the securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after determination of the fund's net investment income and are paid to shareholders monthly.

     PREPAID ORGANIZATION EXPENSES -Expenses incurred in organizing the fund are capitalized and amortized on a straight line basis over five years. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of July 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,539,000, of which $15,248,000 related to appreciated securities and $11,709,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1999. During the year ended July 31, 1999, the fund realized, on a tax basis, a net capital gain of $1,724,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $556,713,000 at July 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $2,083,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1999, distribution expenses under the Plan were limited to $1,574,000. Had no limitation been in effect, the fund would have paid $1,777,000 in distribution expenses under the Plan. As of July 31, 1999, accrued and unpaid distribution expenses were $161,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $450,000 (after allowance to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $160,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1999, aggregate amounts deferred and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Directors, were $30,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $198,328,000 and $82,978,000, respectively, during the year ended July 31, 1999.

     As of July 31, 1999, accumulated undistributed net realized gain on investments was $1,026,000 and additional paid-in capital was $523,071,000. The fund reclassified $114,000 and $213,000 to undistributed net investment income and additional paid-in capital, respectively, from undistributed net realized gains for the year ended July 31, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $11,000 includes $10,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                                                       Period
                                                    Year ended  July 31            September 26,
                                                                                   1994(1) to
                                               1999      1998      1997       1996 July 31, 1995


Net Asset Value, Beginning of Period         $16.12    $15.90    $15.23     $15.14     $14.29
                                            --------     -----     -----     ------     ----------
 Income From Investment Operations:
  Net investment income                         .81       .84       .87        .88        .76
  Net gains or losses on securities (both
   realized and unrealized)                    (.54)      .26       .80        .37        .85
                                            --------     -----     -----     ------     ----------
   Total from investment operations             .27      1.10      1.67       1.25       1.61
                                            --------     -----     -----     ------     ----------
 Less Distributions:
  Dividends (from net investment income        (.82)     (.84)     (.86)      (.88)      (.76)
  Distributions (from capital gains)           (.08)     (.04)     (.14)      (.28)        --
                                            --------     -----     -----     ------     ----------
   Total distributions                         (.90)     (.88)    (1.00)     (1.16)    #VALUE!
                                            --------     -----     -----     ------     ----------

Net Asset Value, End of Period               $15.49    $16.12    $15.90     $15.23     $15.14
                                           =========    ======    ======    =======    ==========

Total Return (2)                              1.63%     7.05%    11.36%      8.48%     11.62% (3)


Ratios/Supplemental Data:
 Net assets, end of period (in millions        $564      $464      $316       $217       $157
 Ratio of expenses to average net asset        .78%      .79%      .87%      .88%        .94% (3)
 before fee waiver
 Ratio of expenses to average net asset        .78%      .79%      .87%       .86%       .62% (3)
 after fee waiver
 Ratio of net income to average net ass        5.09%     5.19%     5.51%    5.74%       5.66% (3)
 Portfolio turnover rate                     16.67%    16.38%    15.31%    35.22%      46.42% (3)



(1) Commencement of operations.
(2) Excludes maximum sales charge of 4.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year.


REPORT OF INDEPENDENT ACCOUNTANT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc.(the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Los Angeles, California
August 31, 1999


TAX INFORMATION (UNAUDITED)

During the fiscal year ended July 31, 1999, the fund paid 81.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, a short-term capital gain of 0.3 cents per share and a long-term capital gain of 7.6 cents per share.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President
and Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director,
Senior Resource Group, LLC
(development and management of
senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

OTHER OFFICERS

Mark R. Macdonald
Los Angeles, California
President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
CAPITAL RESEARCH AND MANAGEMENT COMPANY

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research Company

EDWARD B. NAHMIAS
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company
[The American Funds Group(r)]

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL
RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.